UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 20, 2021
Date of Report (date of earliest event reported)

OPORTUN FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)
Commission File Number 001-39050

Delaware		45-3361983
State or Other Jurisdiction of Incorporation or Organization		I.R.S. Employer Identification No.

2 Circle Star Way
San Carlos,	CA	94070
Address of Principal Executive Offices		Zip Code
(650) 810-8823
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	OPRT	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Residual Financing

On December 20, 2021, Oportun RF, LLC (the “Issuer”), a subsidiary of Oportun Financial Corporation (the “Company”) issued a $116 million asset-backed floating rate variable funding note (the “Note”), and an asset-backed residual certificate (the “Certificate”), both of which are secured by certain residual cash flows from the Company's securitizations (the “Residual Facility”). The Note and the Certificate were issued pursuant to the Indenture dated as of December 20, 2021 entered into between the Issuer and Wilmington Trust, National Association, as indenture trustee, securities intermediary and depositary bank (the “RF Indenture”). The Note bears interest at a rate of one-month LIBOR plus 8.00%. The Residual Facility is structured to pay down based on an amortization schedule, with a final payment in October 2024.

The Note was offered and sold in a private placement exempt from registration under the U.S. Securities Act of 1933, as amended, and the Certificate was retained by a subsidiary of the Company.

The foregoing description of the RF Indenture does not purport to be complete and is qualified in its entirety by reference to the text of the RF Indenture, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K.

Credit Card Warehouse Facility

To provide additional funding to support the growth of its credit card product, on December 20, 2021 (the “Credit Card Facility Closing Date”) , the Company issued a press release announcing the closing of a new $150.0 million warehouse facility secured by credit card receivables (the “Credit Card Warehouse Facility”). In connection with the Credit Card Warehouse Facility, Oportun CCW Trust (the “Issuer”), a subsidiary of the Company, issued two-year variable funding asset-backed notes (the “Notes”) pursuant to the Indenture dated December 20, 2021 by and between the Issuer and Wilmington Trust, National Association, as indenture trustee, securities intermediary and depositary bank (the “CCW Indenture”). The Notes bear interest at one-month LIBOR plus a spread of 3.41%.

On the Credit Card Facility Closing Date, the Issuer drew $41.0 million from the Credit Card Warehouse Facility in order to purchase Retained Receivables in connection with the Retention Facility Termination Agreement (as defined below).

The Notes were offered and sold in a private placement exempt from registration under the U.S. Securities Act of 1933, as amended..

A copy of the press release is attached hereto as Exhibit 99.1.

The foregoing description of the CCW Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the CCW Indenture, a copy of which will be filed as an exhibit to the Company's Annual Report on Form 10-K.

Item 1.02. Termination of a Material Definitive Agreement

On the Credit Card Facility Closing Date, Oportun, Inc. (“Oportun”), a wholly-owned subsidiary of the Company and WebBank, a Utah-chartered industrial bank (“WebBank”) entered into a letter agreement to terminate the Receivables Retention Facility Agreement by and between Oportun and WebBank dated as of February 5, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Retention Facility”) under which WebBank originated, funded and retained certain credit card receivables (the “Retention Facility Termination Agreement”).

In connection with the Retention Facility Termination Agreement, Oportun and WebBank entered into a Receivables Purchase Agreement (the “Purchase Agreement”) wherein Oportun agreed to purchase from WebBank the credit card receivables retained pursuant to the Retention Facility (the “Retained Receivables”) for the Purchase Price (as defined in the Purchase Agreement). The Purchase Price for the Retained Receivables was funded by drawing upon the Company's Credit Card Warehouse Facility.

The foregoing description of the Retention Facility Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Retention Facility Termination Agreement, a copy of which will be filed as an exhibit to the Company's Annual Report on Form 10-K.

Item 2.01. Completion of Acquisition or Disposition of Assets

On December 22, 2021 (the “Closing Date”), the Company completed the acquisition of Hello Digit, Inc. (“Digit”), pursuant to that certain Agreement and Plan of Reorganization (the "Merger Agreement") by and among Yosemite Merger Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub I”), Yosemite Acquisition Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of the Company (“Merger Sub II”) and Digit, pursuant to the Merger Agreement and upon the terms and subject to the conditions therein. Merger Sub I merged with and into Digit (the “First Merger”), with Digit surviving the First Merger and continuing as a wholly owned subsidiary of the Company. Immediately following the First Merger, Digit merged (such second merger together with the First Merger, the “Transaction”) with and into Merger Sub II, with Merger Sub II continuing as a wholly owned subsidiary of the Company. At the effective time of the Second Merger, Merger Sub II was renamed Hello Digit, LLC.

In connection with the Mergers, the Company paid approximately $211.1 million in exchange for all of the outstanding equity interests of Digit, comprised of an aggregate of approximately $112.6 million in cash (the “Cash Consideration”) and approximately $98.5 million in the Company’s common stock and/or restricted stock units to be settled in the Company’s common stock (the “Stock Consideration”) on the basis of a price of $24.477 per share of the Company’s common stock (the “Acquiror Signing Stock Price”) as set forth in the Merger Agreement. A portion of the Cash Consideration was placed in escrow to satisfy certain obligations of Digit stockholders as described in the Merger Agreement. The Company intends to issue the shares of Company’s common stock described herein in reliance upon the exemptions from registration afforded by Section 4(a)(2) and Rule 506 promulgated under the Securities Act of 1933, as amended. The Cash Consideration was funded through the Residual Facility, as described in Item 1.01 of this Current Report on Form 8-K.

A copy of the press release is attached hereto as Exhibit 99.2.

The foregoing descriptions of the Mergers and the Merger Agreement in this Item 2.01 do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 15, 2021, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure

On December 22, 2021, the Company issued a press release announcing the closing of the Transaction, a copy of which is attached as Exhibit 99.2 and is incorporated in this Item 7.01 by reference.

The information in this Item 7.01 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events

On December 20, 2021, the Company borrowed the full amount of the Residual Facility and used all of such proceeds to finance the Cash Consideration for the acquisition of Digit pursuant to the Merger Agreement.

Forward Looking Statements

This Current Report on Form 8-K may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements as to the terms and conditions of the Residual Facility and the RF Indenture, the term and conditions of the Credit Card Warehouse Facility and the CCW Indenture, the outcome of the Retention Facility Termination and the Retention Facility Termination Agreement, the expected opportunities and effects of the acquisition of Digit. Such forward-looking statements often contain words such as “assume,” “will,” “anticipate,” “believe,” “predict,” “project,” “potential,” “contemplate,” “plan,” “forecast,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should,” “would,” “could,” “goal,” “seek,” “hope,” “aim,” “continue” and other similar words or expressions or the negative thereof or other variations thereon. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, the acquisition of Digit, including the integration of the Digit business; failure to realize the expected benefits and synergies of the acquisition; the impact of the consummation of the acquisition on relationships with the Company and/or Digit’s employees, customers, suppliers and other business partners; inability to retain key personnel; changes in legislation or government regulations affecting the Company or Digit; and economic, financial, social or political conditions that could adversely affect the Company or Digit Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of the Company’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements included herein are made only as of the date hereof, and the Company undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number
2.01
Agreement and Plan of Reorganization dated November 15, 2021 by and among Oportun Financial Corporation, Hello Digit, Inc,, Yosemite Merger Acquisition Corp., Yosemite Acquisition Sub, LLC, and Shareholder Representative Services, LLC incorporated by reference from Exhibit 2.01 of the Company’s Current Report on Form 8-K filed on November 15, 2021

99.1	Press release dated December 20, 2021
99.2	Press release dated December 22, 2021
104	Cover Page Interactive Data File embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPORTUN FINANCIAL CORPORATION
(Registrant)

Date:	December 22, 2021	By:	/s/ Jonathan Coblentz
Jonathan Coblentz
Chief Financial Officer and Chief Administrative Officer
(Principal Financial and Accounting Officer)